                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2000
                                                         ----------------

                       PEGASUS COMMUNICATIONS CORPORATION
   ---------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                Delaware            0-21389           51-0374669
            -----------------  ----------------  ---------------------
             (State or Other     (Commission       (IRS Employer
             Jurisdiction of     File Number)     Identification No.)
              Incorporation)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488
                                                            ------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

         On November 9, 2000, Pegasus Communications Corporation (the "Company") announced its intention, subject to the receipt of regulatory approval, to effect a new holding company structure under Section 251(g) of the Delaware General Corporation Law. In connection with its reorganization, the Company further announced the formation of a new broadband subsidiary, and, in a separate release, its intention to make an exchange offer to the holders of its 12 3/4% Series A Cumulative Exchangeable Preferred Stock. Copies of the two press releases are filed as Exhibits 99.1 and 99.2, each of which are incorporated by reference into this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)      Exhibits.

                 99.1    Registrant's press release, dated November 9, 2000.

                 99.2    Registrant's press release, dated November 9, 2000.

Item 9. Regulation FD Disclosure.

         The Registrant held a conference call on November 9, 2000 to report earnings results for the third quarter. On the call, the Registrant provided certain financial guidance for the fourth quarter of 2000. When providing guidance on fourth quarter 2000 revenues, the Registrant used an incorrect figure for DBS revenues and omitted revenues from its other operations. After giving effect to the correct numbers, the Registrant anticipates fourth quarter DBS revenues of approximately $188 million (compared to the $180 million announced on the conference call) and total revenues of $198 million .

         Set forth below is a table which provides financial guidance with respect to revenues, contribution margin, pre-marketing cash flow and SAC for the fourth quarter of 2000 as compared to the fourth quarter of 1999. The information provided below with respect to fourth quarter 2000 is a forward-looking statement. See "Cautionary Statement" below.

--------------------------------------------------------------------------------------------
                                        Q4 '99                          Q4 '00
--------------------------------------------------------------------------------------------
                                        Total      Per Sub               Total     Per Sub
--------------------------------------------------------------------------------------------
Revenues:
--------------------------------------------------------------------------------------------
  DBS                                   $  88,200   $ 45.37             $  188,600  $ 46.40
--------------------------------------------------------------------------------------------
  Other                                     9,900                            9,900
                                            -----                            -----
--------------------------------------------------------------------------------------------
                                           98,100                          198,500
--------------------------------------------------------------------------------------------
Contribution margin:
--------------------------------------------------------------------------------------------
  DBS                                      29,700     15.28                 62,600    15.40
--------------------------------------------------------------------------------------------
  Other                                     1,100                            1,700
                                            -----                            -----
--------------------------------------------------------------------------------------------
                                           30,800                           64,300
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Pre-marketing cash flow:
--------------------------------------------------------------------------------------------
  DBS                                      24,900     12.81                 55,200    13.60
--------------------------------------------------------------------------------------------
  Other                                     1,100                            1,700
                                            -----                            -----
--------------------------------------------------------------------------------------------
                                           26,000                           56,900
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
SAC                                        29,100       330                 72,000      480
--------------------------------------------------------------------------------------------

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Cautionary Statement
--------------------

     This Report contains certain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to us that are based on the beliefs of our management, as well as assumptions made by and information currently available to our management. When used in this Report, the words "estimate," "project," "believe," "anticipate," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to unknown risks, uncertainties and other factors that may cause actual results to differ materially from those contemplated in such forward-looking statements. Such factors include, among other things, the following: general economic and business conditions, both nationally, internationally and in the regions in which we operate; relationships with and events affecting third parties like DIRECTV, Inc.; litigation with DIRECTV; demographic changes; existing government regulations and changes in, or the failure to comply with government regulations; competition; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; technological developments and difficulties; the ability to attract and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our businesses; and other factors discussed under the section entitled "Risk Factors" of the Registrant's Proxy Statement dated February 29, 2000 and filed with the Securities and Exchange Commission on March 1, 2000 in connection with a special meeting of stockholders to be held on March 22, 2000 and other reports and registration statements filed by the Registrant, from time to time, with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as the date hereof. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  PEGASUS COMMUNICATIONS CORPORATION


November 13, 2000                 By: /s/ Scott A. Blank
                                     ----------------------------------------
                                       Scott A. Blank
                                       Vice President



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                                  Exhibit Index


Exhibit No.     Description
-----------     -----------
99.1            Registrant's press release, dated November 9, 2000.

99.2            Registrant's press release, dated November 9, 2000.